Exhibit 99.2

 AngioDynamics   First Quarter 2020 Earnings PresentationOctober 3, 2019

 Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2019. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDAS (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income; adjusted earnings per shar, free cash flow and net sales on an organic basis, excluding acquired assets and Asclera. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.  Forward-Looking Statements

 First Quarter FY2020 Highlights  Corporate Developments  NanoKnife DIRECT study: 7 sites have IRB approval to begin patient enrollment; anticipate approximately up to 10 more site approvals by end of FY.Paid down all existing outstanding debt and entered into a new revolver-only credit facility of $125.0 million on June 3, 2019.Eximo Medical, Ltd. acquisition completed for upfront consideration of $46.0 million plus up to $20.0 of consideration for future earnouts.  * Excluding Asclera, Venous Insufficiency growth was 1.2%.  Financial Performance  Product Family Year-over-Year Sales Growth  (in millions)  Q1 FY20  Q1 FY19  Change  Revenue  $66.0  $63.9  3.3%  Organic Revenue  $62.9  $63.6  (1.0%)  Revenue Excluding Asclera  $66.0  $62.5  5.6%  Organic Revenue Excluding Asclera  $62.9  $62.2  1.3%  Gross Margin  57.9%  56.2%  170 bps  Adjusted EPS  $0.08  $0.02  $0.06  Adjusted EBITDAS  $7.3  $5.4  $1.9          Cash Used in Operations  ($6.5)  ($8.9)    Free Cash Flow  ($7.9)  ($9.6)    Vascular Interventions and Therapies    AngioVac®  33%  Thrombolytic  16%  Core Peripheral  (1%)  Venous Insufficiency  (15%)*  Vascular Access    Midlines  5%  PICCs  (9%)  Ports  (9%)  Dialysis  11%  Oncology    NanoKnife®  4%  Solero® Microwave  3%  RadioFrequency Ablation  (18%)

 First Quarter FY2020 Results (unaudited)  $ in thousands (except per share data)  FY2020Q1 Results  FY2019Q1 Results  Change  Revenue Vascular Interventions and Therapies Vascular Access Oncology United States International  $66,04228,91323,15913,97052,93713,105  $63,94328,59823,79011,55551,49612,447  3.3%1.1%(2.7%)20.9%2.8%5.3%  Net Loss from Continuing OperationsAdjusted Net Income  ($1,275)$3,174  ($5,704)$721    GAAP Loss Per ShareNon-GAAP Adjusted EPS  ($0.03)$0.08  ($0.15)$0.02    Gross Margin  57.9%  56.2%    Adjusted EBITDAS  $7,280  $5,374    Free Cash Flow  ($7,925)  ($9,555)    Cash  $83,649  $227,641*    Debt  $0  $132,500*    * Balances reflect amounts at May 31, 2019.

Balance Sheet Position

Use of Cash in Q1 FY20

(in millions)	
Cash at May 31, 2019	$227.6
Pay down Credit Facility	(132.5)
Variable Compensation Payment*	(8.7)
Third Party Closing Costs Related to the Fluid Management Sale	(3.7)
Merz Settlement Payment	(2.5)
Contingent Consideration Payment	(1.2)
Net Cash Provided by Operations	4.6
Cash at August 31, 2019	$83.6

* Includes annual bonus and year-end commission payments.

New Credit Facility

(in millions)	
Debt at May 31, 2019	$132.5
Pay down Credit Facility	(132.5)
Draw on Revolver	0.0
Debt at August 31, 2019	$0.0

- Paid down all existing debt during Q1 FY20.
- New credit agreement consists of a $125.0 million revolving facility.

Balance Sheet Impact of Eximo Acquisition

(in millions)	
Approximate Cash at October 2, 2019	$84.5
Cash Used in Eximo Acquisition	45.8
Cash Post Acquisition	$38.7
Debt at August 31, 2019	$0.0
Draw on Revolver for Eximo Acquisition	0.0
Debt Post Acquisition	$0.0

Available Capacity Post Eximo Acquisition

(in millions)	
Total Revolver	$125.0
Available to Draw*	$100.0
Available to Draw with Extended Leverage Ratio**	$118.0
Total Cash	$38.7
Cash for Operations	20.0
Available Cash	$18.7
Total Available Capacity with Extended Leverage Ratio	$136.7

* Based on current EBITDAS, as defined by the Credit Agreement.

** Option to extend leverage ratio for a period of 4 consecutive fiscal quarters to 3.50 after an acquisition that exceeds $35 million.

5

angiodynamics

FY2020 Guidance      RevenueAdjusted EPS Gross Margin  Previous Guidance$280 - $286m$0.25 - $0.3058% - 59%  Current Guidance$280 - $286m$0.10 - $0.15*58% - 59%      * Current guidance to account for investments related to a full-market launch of the products acquired from Eximo Medical Ltd.

 GAAP to Non-GAAP Reconciliation

 Reconciliation of GAAP to Non-GAAP Net Income and EPS    Amounts in thousands  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.Deferred financing fees related to the old credit agreement were written off during the first quarter of fiscal year 2020.Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for August 31, 2019 and 2018.

 Reconciliation of Net Income to EBITDAS to Adjusted EBITDAS  Amounts in thousands

 Growth through  Focus Execution Accountability